EXHIBIT 10.11






                               MUTUAL RELEASE AND
                            INDEMNIFICATION AGREEMENT








                                 By and between:

                             SAVOY RESOURCES CORP.,
                             ----------------------
              GEOFFREY ARMSTRONG and ROBERT THE PREVIOUS DIRECTORS
              ----------------------------------------------------



                                  And each of:
                                  ------------

                        FLOYD WANDLER and CLINT SHARPLES
                        --------------------------------








                              Savoy Resources Corp.
                              ---------------------
        435 Martin Street, Suite #3210, Blaine, Washington, U.S.A., 98230
        -----------------------------------------------------------------




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                               MUTUAL RELEASE AND
                               ------------------
                            INDEMNIFICATION AGREEMENT
                            -------------------------


     THIS MUTUAL RELEASE AND INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into this 15th day of July, 2004, by and between Savoy Resources Corp., a Colorado corporation, of 435 Martin Street, Suite #3120, Blaine, Washington, U.S.A., 98230 ("Savoy"), Geoffrey Armstrong ("Armstrong") and Robert The Previous Directors ("The Previous Directors"), each c/o Dieterich & Associates, 11300 W. Olympic Boulevard, Suite 800, Los Angeles, California, U.S.A., 90064 (Savoy, Armstrong and The Previous Directors being, collectively, the "Current Management" herein as the context so requires), and Floyd Wandler ("Wandler") and Clint Sharples ("Sharples"), each of 1330 Martin Grove Road, Toronto, Ontario, Canada, M9W 4X4 (Wandler and Sharples being, collectively, the "Previous Directors" herein as the context so requires). .

                                    RECITALS
                                    --------


     A. WHEREAS, in conjunction with the proposed resignations as a directors and officers of Savoy of each of the Previous Directors, each of the parties hereto has agreed to enter into the terms and conditions of this Agreement as hereinafter set forth.


                                    AGREEMENT
                                    ---------


     NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises, covenants, agreements, representations and warranties set forth hereinafter, and for other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                 MUTUAL RELEASE
                                 --------------

     A. Know all men by these presents that, in conjunction with the proposed resignations as directors and officers of Savoy of each of the Previous Directors, and in consideration, in part, of Savoy's within agreement to immediately repay to each of Mr. Wandler and Fraser Campbell all expenses previously incurred by the same on behalf of Savoy totaling approximately U.S. $47,000; (the receipt and sufficiency of which being hereby acknowledged by each of the parties hereto); each of the Current Management and the previous Directors (the Current Management and the Previous Directors being hereinafter singularly and collectively referred to as the "Releasor" and the "Releasors", respectively, as the contexts so requires) does hereby release, remise and forever discharge all said other Releasors hereunder, together with each of said other Releasors' respective directors, officers, employees, counsel (including legal


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counsel), associates, affiliates, attorneys, agents, executors, administrators, successors and assigns, of and from all manner of action and actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims, damages and demands, whether known or unknown, suspected or unsuspected and whether at law or in equity, which against any of the other Releasors, and/or any of the other Releasors' respective directors, officers, employees, associates, affiliates, counsel (including legal counsel), agents, executors, administrators, successors and assigns, any such Releasor ever had, now has, or which any of such Releasor's respective successors or assigns, or any of them hereafter can, shall or may have by reason of any matter whatsoever and including, without limitation, resulting from the Previous Directors' roles as directors and officers of Savoy and Messrs. Armstrong's and The Previous Directors's proposed and previous demands for a special meeting of the shareholders of Savoy (herein, collectively, the "Release").

     B. It is understood and agreed that the said Releasors do not by entering into the Release, or otherwise, admit any liability to the other Releasors herein, and that such liability is specifically denied.


                                   ARTICLE II
                                 INDEMNIFICATION
                                 ---------------

     Subject only to the exclusions set forth in Article III, Savoy hereby agrees to hold harmless and indemnify the Previous Directors in the following circumstances:

     A. The Previous Directors were or are a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Savoy), by reason of the fact that they were directors, officers or agents of Savoy, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by them in connection with such action, suit or proceeding, if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of Savoy, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

     B. The Previous Directors were or are a party, or are threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation, to procure a judgment in its favor by reason of the fact that they were directors, officers or agents of Savoy, against expenses (including attorney's fees) actually and reasonably incurred by them in connection with the defense or settlement of such action or suit, if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Previous Directors shall have been adjudged to be liable for negligence or misconduct in the performance of their duty to the corporation, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all circumstances of the case, the Previous Directors are fairly and reasonably entitled to indemnification for such expenses which such court deems proper.


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     C. To the extent that the Previous Directors have been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections A. and B. of this Article, or in defense of any claim, issue or matter therein, they shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     D. Any indemnification under Section A. or B. of this Article (unless ordered by a court) shall be made by Savoy only as authorized in the specific case upon a determination that indemnification of the officer, director and employee or agent is proper in the circumstances, because they have met the applicable standard of conduct set forth in Section A. or B. of this Article. Such determination shall be made by the Board of Directors of Savoy by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or, if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the affirmative vote of the holders of a majority of the shares of stock entitled to vote and represented at a meeting called for such purpose.


                                   ARTICLE III
                                   EXCLUSIONS
                                   ----------

     No indemnity will be paid by Savoy pursuant to this Agreement:

     A. If the final decision by a court having jurisdiction in the matter determines that such indemnification is not lawful.

     B. On account of the Previous Directors' conduct that is finally adjudged to have been knowingly fraudulent or deliberately dishonest, which conduct was material to the cause of action so adjudicated.

     C. On account of any suit in which the Previous Directors are finally adjudged to have obtained, in fact, a personal profit or advantage to which they were not legally entitled.


                                   ARTICLE IV
                                 NO PRESUMPTION
                                 --------------

     For the purpose of this Agreement, to the fullest extent permitted by law, the termination of any action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, will not create a presumption that the Previous Directors did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.


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                                    ARTICLE V
                              SETTLEMENT AND COSTS
                              --------------------

     Savoy will not be liable to indemnify the Previous Directors under this Agreement for any costs, charges or expenses incurred or amounts paid in settlement or any action or claim effected without their prior written consent. Savoy will not settle any action or claim in any manner that would impose any penalty or limitation on the Previous Directors without the Previous Directors' prior written consent. Neither Savoy nor the Previous Directors will unreasonably withhold its or their respective consent.


                                   ARTICLE VI
                                   SUBROGATION
                                   -----------

     In the event of payment by or on behalf of Savoy under this Agreement, Savoy will be subrogated to the extent of such payment to all of the rights of recovery of the Previous Directors, who will execute all documents required and will do everything that may be necessary to secure such rights including the execution of such documents necessary to enable the Previous Directors effectively to bring suit to enforce such rights.


                                   ARTICLE VII
                                DEFENSE OF CLAIMS
                                -----------------

     With respect to any action, suit or proceeding as to which the Previous Directors are seeking indemnification under this Agreement and as to which the Previous Directors notify Savoy pursuant to the provisions hereof:

     A. Savoy will be entitled to participate therein at its own expense; and

     B. Except as otherwise provided below, to the extent that it may wish, Savoy jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to the Previous Directors. After notice from Savoy to the Previous Directors of its election to assume the defense thereof, Savoy will not be liable to the Previous Directors under this Agreement for any legal or other expenses subsequently incurred by the Previous Directors in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Previous Directors will have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Savoy of its assumption of the defense thereof will be at the expense of the Previous Directors unless (i) the employment of counsel by the Previous Directors has been authorized by Savoy, (ii) the Previous Directors will have reasonably concluded that there may be a conflict of interest between Savoy and the Previous Directors in the conduct of the defense of such action or
(iii) Savoy does not in fact employ counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel will be at the expense of Savoy. Savoy will not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Savoy or as to which the Previous Directors have made the reasonable conclusion that there may be a conflict of interest between Savoy and the Previous Directors in the conduct of the defense of such action.


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                                  ARTICLE VIII
                       ADVANCES AND REPAYMENT OF EXPENSES
                       ----------------------------------

     All reasonable expenses incurred by the Previous Directors in defending or investigating any civil or criminal action, suit or proceeding will be paid in advance of the final disposition of such action, suit, proceeding or investigation. In addition, Savoy may advance expenses incurred by the Previous Directors in connection with the recovery under any insurance maintained by Savoy, regardless of whether the Previous Directors ultimately are determined to be entitled to such indemnification, expense advance or insurance recovery, as the case may be. The Previous Directors agree that they will reimburse Savoy for all such expense so advanced by Savoy in defending any civil or criminal action, suit or proceeding against the Previous Directors in the event and only to the extent that it is ultimately determined that the Previous Directors are not entitled to be indemnified by Savoy for such expenses under the provisions of the applicable law, this agreement or otherwise.


                                   ARTICLE IX
                                   TERMINATION
                                   -----------

     Savoy will require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part, of the business and/or assets of Savoy, by written agreement in form and substance satisfactory to the Previous Directors, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Savoy would be required to perform if no such succession had taken place.


                                    ARTICLE X
                                  MISCELLANEOUS
                                  -------------

     A. Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of him or it for the implementation and consummation of this Agreement and the transactions herein contemplated.

     B. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of each of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

     C. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Colorado.

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     D. All notices, requests or demands and other communications hereunder must be in writing and shall be deemed to have been duly made if personally delivered or mailed, postage prepaid, to the parties as follows:

     (i)   If to Savoy, to:
           435 Martin Street, Suite #3120
           Blaine, Washington, U.S.A., 98230

     (ii)  If to the Previous Directors, to:
           1330 Martin Grove Road
           Toronto, Ontario, Canada, M9W 4X4

Any party hereto may change his or its address by written notice to the other party given in accordance with this Section D. of Article X.

     E. This Agreement contains the entire agreement between the parties and supersedes all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, verbal or otherwise, have been made by either party, or anyone acting with authority on behalf of either party, which are not embodied herein, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated verbally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by all of the parties hereto.

     F. The captions and headings used herein are for convenience only and shall not be construed as part of this Agreement.

     G. In the event of any litigation between the parties hereto, the non-prevailing party shall pay the reasonable expenses, including but not limited to the attorneys' fees, of the prevailing party in connection therewith.





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                                    EXECUTION

         IN WITNESS WHEREOF, each of the undersigned parties hereto has executed this Agreement as of the day and year first written above.

The COMMON SEAL of                          )
SAVOY RESOURCES CORP.                       )
---------------------
Was hereunto affixed in the presence of:    )
                                            )
/s/ Weiguo Lang, Chairman                   )
--------------------------------------------)
Authorized Signatory                        )

SIGNED, SEALED and DELIVERED by             )
GEOFFREY ARMSTRONG                          )
------------------
In the presence of:                         )
                                            )
/s/ Shelley L. VanGuilder                   )
--------------------------------------------)
Witness Signature                           )
                                            )    /s/ Geoffrey Armstrong
                                            )    ----------------------
752 Upper Glen St.                          )        GEOFFREY ARMSTRONG
--------------------------------------------)        ------------------
Witness Address                             )
                                            )
Shelley VanGuilder Staples Copy Center      )
--------------------------------------------)
Witness Name and Occupation                 )

SIGNED, SEALED and DELIVERED by             )
ROBERT SLAVIK                               )
-------------
In the presence of:                         )
                                            )
/s/ Geoffrey Armstrong                      )
--------------------------------------------)
Witness Signature                           )     /s/ Robert Slavik
                                                  ------------------
                                            )        ROBERT SLAVIK
3240 East 58th Ave. #45 Vancouver Canada    )        ---------------
--------------------------------------------)
Witness Address (home)                      )
                                            )
Geoffrey Armstrong Businessman              )
--------------------------------------------)
Witness Name and Occupation                 )



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SIGNED, SEALED and DELIVERED by             )
FLOYD WANDLER                               )
-------------
In the presence of:                         )
                                            )
Thomas J. Deutsch                           )
--------------------------------------------)
Witness Signature                           )
P.O. Box 12077 Suite 2550 - 555 West        )     /s/ Floyd Wandler
                                            )     -----------------
Hastings Street Vancouver, B.C. V6B 4N5     )         FLOYD WANDLER
--------------------------------------------)          -------------
Witness Address                             )
                                            )
Thomas J. Deutsch Barrister & Solicitor     )
--------------------------------------------)
Witness Name and Occupation                 )

SIGNED, SEALED and DELIVERED by             )
CLINT SHARPLES                              )
--------------                              )
In the presence of:                         )
                                            )
P Suel                                      )
--------------------------------------------)
Witness Signature                           )      /s/ Clint Sharples
                                            )      -------------------
                                            )          CLINT SHARPLES
1330 Martin Grove Rd.                       )          ---------------
--------------------------------------------)
Witness Address                             )
                                            )
HR Manager                                  )
--------------------------------------------)
Witness Name and Occupation                 )




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